Exhibit 99.1
                                  ------------

     The Group I Mortgage Loans consist of approximately 8,341 Mortgage Loans, of which approximately 99.86% are secured by first Mortgages and approximately 0.14% are secured by second Mortgages. The Initial Group II Mortgage Loans consist of approximately 2,215 Mortgage Loans, of which approximately 98.42% are secured by first Mortgages and approximately 1.58% are secured by second Mortgages.

     Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 71.15% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 28.85% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 74.64% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 25.36% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

     Each of the Fixed-Rate Mortgage Loans has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

     Each adjustable-rate Mortgage Loan accrues interest at a Mortgage Rate that is adjustable. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for the adjustable-rate Group I Mortgage Loans will occur after an initial period of two years, in the case of approximately 91.03% of the Adjustable-Rate Group I Mortgage Loans, three years, in the case of approximately 7.60% of the Adjustable-Rate Group I Mortgage Loans and fifteen years, in the case of approximately 1.37% of the Adjustable-Rate Group I Mortgage Loans, that the first adjustment for the adjustable-rate Group II Mortgage Loans will occur after an initial period of two years, in the case of approximately 91.01% of the Adjustable-Rate Group II Mortgage Loans, three years, in the case of approximately 7.38% of the Adjustable-Rate Group II Mortgage Loans and fifteen years, in the case of approximately 1.61% of the Adjustable-Rate Group II Mortgage Loans (any adjustable-rate Mortgage Loan having such a delayed first adjustment feature, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each Adjustable-Rate Mortgage Loan will not increase by more than a stated percentage (1.000% per annum, 2.000% per annum or 3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum, 1.250% per annum, 1.500 per annum or 2.000% per annum as specified in the related mortgage note) on any Adjustment Date thereafter (the "Subsequent Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.004% per annum and the Initial Adjustable-Rate Group II Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.998% per annum and a weighted average Subsequent Periodic Rate Cap of approximately 1.007% per annum. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement.

     Approximately 73.36% of the Group I Mortgage Loans and approximately 75.24% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan having a prepayment charge provision will provide for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and is generally equal to six months' interest on the amount prepaid in excess of 20% of the original principal balance of the related Mortgage Loan in any twelve-month period. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain circumstances, as described in the Pooling Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representations as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

GROUP I MORTGAGE LOANS STATISTICS

     The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Initial Group I Mortgage Loans as of the Cut-off Date.

     Approximately 32.85% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.76% of the Group I Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 78.01%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Group I Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

     Except with respect to approximately 0.06% of the Group I Mortgage Loans, all of the Group I Mortgage Loans have a Due Date of the first day of the month (the "Due Date").

     The weighted average remaining term to maturity of the Group I Mortgage Loans is approximately 354 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to April 1, 2002 or after April 1, 2003 or will have a remaining term to maturity of less than 119 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan March 1, 2033.

     The average Principal Balance of the Group I Mortgage Loans at origination was approximately $141,097. The average Principal Balance of the Group I Mortgage Loans as of the Cut-off Date was approximately $140,998. No Group I Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $498,234 or less than approximately $30,532.

     The Group I Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.250% per annum and not more than 12.740% per annum and the weighted average Mortgage Rate was approximately 7.958% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.500% to 8.000%, Minimum Mortgage Rates ranging from 5.500% per annum to 12.450% per annum and Maximum Mortgage Rates ranging from 11.500% per annum to 18.450% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had a weighted average Gross Margin of approximately 5.222% per annum, a weighted average Minimum Mortgage Rate of approximately 8.052% per annum and a weighted average Maximum Mortgage Rate of approximately 14.069% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in March 2018, and the weighted average next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans following the Cut-off Date is May 2005.

     The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                               NUMBER OF     OUTSTANDING AS OF       BALANCE OUTSTANDING
   PRINCIPAL BALANCE ($)     MORTGAGE LOANS  THE CUT-OFF DATE      AS OF THE CUT-OFF DATE
---------------------------  --------------  -----------------   -------------------------
 30,532 -  50,000..........       302        $   15,042,615.81              1.28%
 50,001 - 100,000..........     2,552           193,728,155.07             16.47
100,001 - 150,000..........     2,356           292,931,260.69             24.91
150,001 - 200,000..........     1,519           263,856,621.22             22.44
200,001 - 250,000..........       857           192,024,514.87             16.33
250,001 - 300,000..........       541           147,829,460.77             12.57
300,001 - 350,000..........       171            53,963,987.93              4.59
350,001 - 400,000..........        36            13,523,153.86              1.15
400,001 - 450,000..........         4             1,725,628.09              0.15
450,001 - 498,234..........         3             1,442,193.70              0.12

       Total...............     8,341        $1,176,067,592.01            100.00%
                                =====        =================            ======

___________________
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $140,998.




                 CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)

                                     PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                       NUMBER OF     OUTSTANDING AS OF       BALANCE OUTSTANDING
 CREDIT SCORE        MORTGAGE LOANS  THE CUT-OFF DATE        AS OF THE CUT-OFF DATE
-------------------  --------------  -----------------    -------------------------
Not Available......       128        $   13,245,007.85             1.13%
401-450............         1                55,917.67             0.00
451-500............        23             2,782,299.95             0.24
501-550............     1,955           267,279,410.57            22.73
551-600............     2,323           324,250,226.92            27.57
601-650............     2,118           306,529,434.32            26.06
651-700............     1,224           179,563,324.60            15.27
701-750............       441            64,483,213.17             5.48
751-800............       125            17,598,978.36             1.50
801-810............         3               279,778.60             0.02
                        -----        -----------------           ------
    Total..........     8,341        $1,176,067,592.01           100.00%
                        =====        =================           ======

______________________
(1) The weighted average Credit Score of the Group I Mortgage Loans that had Credit Scores was approximately 603.

                   CREDIT GRADE FOR THE GROUP I MORTGAGE LOANS

                                          PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                            NUMBER OF     OUTSTANDING AS OF     BALANCE OUTSTANDING
       CREDIT GRADE       MORTGAGE LOANS  THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
-----------------------   --------------  ----------------     ----------------------
AA+....................       1,001       $  140,970,407.19            11.99%
AA.....................       3,979          576,911,295.90            49.05
A......................       1,930          271,616,269.18            23.10
B......................       1,064          138,153,084.48            11.75
C......................         283           38,050,968.97             3.24
CC.....................          84           10,365,566.29             0.88
                              -----       -----------------           ------
     Total.............       8,341       $1,176,067,592.01           100.00%
                              =====       =================           ======


           ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF       BALANCE OUTSTANDING
  ORIGINAL TERM (MONTHS)    MORTGAGE LOANS   THE CUT-OFF DATE      AS OF THE CUT-OFF DATE
-------------------------   --------------   ----------------     ----------------------
120......................          4         $      231,353.69              0.02%
180......................        256             25,005,044.98              2.13
240......................        123             12,268,005.29              1.04
360......................      7,958          1,138,563,188.05             96.81
                               -----         -----------------            ------
    Total................      8,341         $1,176,067,592.01            100.00%
                               =====         =================            ======

____________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 355 months.


          REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)

                                           PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
REMAINING TERM (MONTHS)   MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
-----------------------   --------------   -----------------   ------------------------
119-120................          4         $      231,353.69            0.02%
169-174................          2                 99,198.04            0.01
175-180................        254             24,905,846.94            2.12
223-228................          1                 59,279.49            0.01
229-234................          3                150,466.22            0.01
235-240................        119             12,058,259.58            1.03
349-354................          5                517,508.20            0.04
355-360................      7,953          1,138,045,679.85           96.77
                             -----         -----------------          ------
         Total.........      8,341         $1,176,067,592.01          100.00%
                             =====         =================          ======

____________________
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 354 months.

                    PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS

                                                     PRINCIPAL BALANCE  % OF AGGREGATE PRINCIPAL
                                       NUMBER OF     OUTSTANDING AS OF    BALANCE OUTSTANDING
          PROPERTY TYPE             MORTGAGE LOANS   THE CUT-OFF DATE    AS OF THE CUT-OFF DATE
----------------------------------  --------------   ----------------    ----------------------
Single Family Detached............      6,284        $  856,674,512.29            72.84%
2-4 Units Detached................        741           135,407,468.01            11.51
PUD Detached......................        650            97,477,090.08             8.29
Condo Low-Rise Attached...........        400            51,089,795.16             4.34
2-4 Units Attached................         55            12,852,878.63             1.09
Manufactured Housing..............        110             9,764,833.16             0.83
Single Family Attached............         44             5,287,860.82             0.45
PUD Attached......................         34             4,664,116.70             0.40
Condo High-Rise Attached..........         22             2,714,172.84             0.23
Condo Low-Rise Detached...........          1               134,864.32             0.01
                                        -----        -----------------           ------
         Total....................      8,341        $1,176,067,592.01           100.00%
                                        =====        =================           ======

____________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.


                OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)

                                         PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                         NUMBER OF       OUTSTANDING AS OF      BALANCE OUTSTANDING
  OCCUPANCY STATUS     MORTGAGE LOANS    THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
--------------------   --------------    -----------------   -----------------------
Primary.............       7,649         $1,086,274,188.77           92.36%
Non-owner...........         595             76,125,258.00            6.47
Second Home.........          97             13,668,145.24            1.16
                           -----         -----------------          ------
Total...............       8,341         $1,176,067,592.01          100.00%
                           =====         =================          ======

____________________
(1)   Occupancy as represented by the mortgagor at the time of origination.



                      PURPOSE OF THE GROUP I MORTGAGE LOANS

                                            PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                             NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
        PURPOSE            MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
------------------------   --------------   -----------------   -----------------------
Cash Out Refinance......       5,877        $  840,105,422.24             71.43%
Purchase................       1,777           240,154,071.88             20.42
Rate/Term Refinance.....         687            95,808,097.89              8.15
                               -----        -----------------            ------
Total...................       8,341        $1,176,067,592.01            100.00%
                               =====        =================            ======

        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)(3)

                                                    PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
ORIGINAL LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS   THE CUT-OFF DATE      AS OF THE CUT-OFF DATE
--------------------------------   --------------   -----------------    -----------------------
13.01 -  15.00..................          2         $      214,776.06              0.02%
15.01 -  20.00..................         14                802,887.41              0.07
20.01 -  25.00..................         19              1,431,788.82              0.12
25.01 -  30.00..................         17              1,315,391.75              0.11
30.01 -  35.00..................         44              3,428,931.66              0.29
35.01 -  40.00..................         86              9,046,329.53              0.77
40.01 -  45.00..................         91              9,982,911.21              0.85
45.01 -  50.00..................        147             16,708,006.85              1.42
50.01 -  55.00..................        168             21,110,362.18              1.79
55.01 -  60.00..................        288             37,591,330.71              3.20
60.01 -  65.00..................        491             67,986,156.92              5.78
65.01 -  70.00..................        705            100,803,744.49              8.57
70.01 -  75.00..................        966            141,420,792.90             12.02
75.01 -  80.00..................      2,684            377,927,676.23             32.13
80.01 -  85.00..................        572             82,998,075.89              7.06
85.01 -  90.00..................      1,235            185,839,140.94             15.80
90.01 -  95.00..................        742            108,470,062.79              9.22
95.01 - 100.00..................         70              8,989,225.67              0.76
                                      -----         -----------------            ------
      Total.....................      8,341         $1,176,067,592.01            100.00%
                                      =====         =================            ======

__________________

(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 78.01%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

              GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES
                    RELATED TO THE GROUP I MORTGAGE LOANS(1)

                                       PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                        NUMBER OF      OUTSTANDING AS OF        BALANCE OUTSTANDING
    LOCATION          MORTGAGE LOANS   THE CUT-OFF DATE       AS OF THE CUT-OFF DATE
--------------------  --------------   -----------------     ------------------------
Alabama.............        52         $    4,721,677.10              0.40%
Alaska..............        10              1,465,742.36              0.12
Arizona.............       154             17,520,744.25              1.49
Arkansas............         6                630,941.76              0.05
California..........     1,184            218,119,441.77             18.55
Colorado............       160             24,856,076.14              2.11
Connecticut.........       220             30,696,157.96              2.61
Delaware............        30              3,715,364.11              0.32
Florida.............       583             66,562,476.33              5.66
Hawaii..............         3                449,861.99              0.04
Idaho...............        23              2,593,169.48              0.22
Illinois............       435             57,674,156.76              4.90
Indiana.............       111              9,919,513.90              0.84
Iowa................        24              1,947,215.20              0.17
Kansas..............        49              5,723,408.03              0.49
Kentucky............        47              4,228,569.37              0.36
Louisiana...........        57              5,676,349.19              0.48
Maine...............        93             11,625,360.52              0.99
Maryland............       124             18,873,214.00              1.60
Massachusetts.......       634            113,491,783.40              9.65
Michigan............       333             34,758,283.16              2.96
Minnesota...........       123             16,443,119.25              1.40
Mississippi.........        16              1,210,549.96              0.10
Missouri............       103             10,094,583.48              0.86
Montana.............         2                158,218.00              0.01
Nebraska............        11              1,006,335.32              0.09
Nevada..............        76             11,643,005.87              0.99
New Hampshire.......        92             13,465,336.95              1.14
New Jersey..........       430             65,423,796.01              5.56
New Mexico..........        14              1,567,897.02              0.13
New York............       786            148,340,398.04             12.61
North Carolina......       259             25,527,193.52              2.17
North Dakota........         6                725,645.65              0.06
Ohio................       242             24,854,161.92              2.11
Oklahoma............         9              1,068,282.50              0.09
Oregon..............        42              6,011,616.27              0.51
Pennsylvania........       259             26,413,824.16              2.25
Rhode Island........       154             22,364,610.31              1.90
South Carolina......        84              8,480,456.82              0.72
Tennessee...........        69              6,935,849.71              0.59
Texas...............       758             85,580,152.22              7.28
Utah................        22              2,495,755.36              0.21
Vermont.............        18              2,090,616.31              0.18
Virginia............       223             31,404,360.54              2.67
Washington..........       111             17,508,612.38              1.49
West Virginia.......         4                335,537.58              0.03
Wisconsin...........        88              8,879,532.05              0.76
Wyoming.............         8                788,638.03              0.07
                         -----         -----------------            ------
Total...............     8,341         $1,176,067,592.01            100.00%
                         =====         =================            ======


(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.28% in the 11717 ZIP Code.

              DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)

                                                     PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                     NUMBER OF       OUTSTANDING AS OF      BALANCE OUTSTANDING
    DOCUMENTATION LEVEL            MORTGAGE LOANS    THE CUT-OFF DATE      AS OF THE CUT-OFF DATE
--------------------------------   --------------    -----------------    ------------------------
Full Documentation..............      5,124          $  684,843,180.31             58.23%
Stated Income Documentation.....      3,155             481,336,384.78             40.93
Lite Documentation..............         46               7,344,308.40              0.62
No Documentation................         16               2,543,718.52              0.22
                                      -----          -----------------            ------
        Total...................      8,341          $1,176,067,592.01            100.00%
                                      =====          =================            ======

____________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.


             CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)

                                                     PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                    NUMBER OF        OUTSTANDING AS OF       BALANCE OUTSTANDING
    CURRENT MORTGAGE RATE (%)     MORTGAGE LOANS     THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
-------------------------------   --------------     -----------------   ------------------------
 5.250 -  6.000................        111           $   18,537,499.00              1.58%
 6.001 -  7.000................      1,453              237,334,496.86             20.18
 7.001 -  8.000................      2,774              416,238,002.39             35.39
 8.001 -  9.000................      2,556              345,758,802.52             29.40
 9.001 - 10.000................      1,066              120,400,775.86             10.24
10.001 - 11.000................        313               31,745,916.79              2.70
11.001 - 12.000................         63                5,660,951.83              0.48
12.001 - 12.740................          5                  391,146.76              0.03
                                     -----           -----------------            ------
     Total.....................      8,341           $1,176,067,592.01            100.00%
                                     =====           =================            ======

__________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.958% per annum.


         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                          PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                           NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
    GROSS MARGIN (%)     MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
-----------------------  --------------   -----------------   ------------------------
2.500 - 3.000..........        14         $  1,991,053.10              0.24%
3.001 - 4.000..........       510           84,010,648.96             10.04
4.001 - 5.000..........     1,807          287,148,776.37             34.31
5.001 - 6.000..........     2,136          302,897,748.48             36.20
6.001 - 7.000..........       998          125,941,045.60             15.05
7.001 - 8.000..........       322           34,829,582.49              4.16
                            -----         ---------------            ------
      Total............     5,787         $836,818,855.00            100.00%
                            =====         ===============            ======

__________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 5.222% per annum.

       NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                 PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                  NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
      NEXT ADJUSTMENT DATE      MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
-----------------------------   --------------   ----------------    ------------------------
May 1, 2004..................          1         $     49,762.45              0.01%
June 1, 2004.................          1               49,927.94              0.01
September 1, 2004............          1              318,740.99              0.04
October 1, 2004..............          6              571,769.47              0.07
November 1, 2004.............         30            1,842,305.81              0.22
November 2, 2004.............          2              282,158.61              0.03
December 1, 2004.............         44            5,160,632.60              0.62
December 2, 2004.............          1              156,459.39              0.02
January 1, 2005..............        485           74,433,431.84              8.89
February 1, 2005.............      3,055          459,078,279.16             54.86
March 1, 2005................      1,523          219,835,120.81             26.27
November 1, 2005.............          5              249,295.31              0.03
December 1, 2005.............          6              469,185.66              0.06
January 1, 2006..............         46            5,309,279.00              0.63
February 1, 2006.............        332           40,971,569.53              4.90
March 1, 2006................        145           16,565,681.00              1.98
July 1, 2017.................          1               49,762.73              0.01
September 1, 2017............          1               49,479.25              0.01
December 1, 2017.............          3              149,264.12              0.02
January 1, 2018..............          6              340,519.55              0.04
February 1, 2018.............         60            7,029,234.78              0.84
March 1, 2018................         33            3,856,995.00              0.46
                                   -----         ---------------            ------
        Total................      5,787         $836,818,855.00            100.00%
                                   =====         ===============            ======

__________________
(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date is approximately 26 months.



     MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                            PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                              NUMBER OF     OUTSTANDING AS OF       BALANCE OUTSTANDING
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS  THE CUT-OFF DATE      AS OF THE CUT-OFF DATE
-------------------------   --------------  ----------------    -------------------------
11.500-12.000............          84        $ 14,132,807.88               1.69%
12.001-13.000............         808         139,251,095.99              16.64
13.001-14.000............       1,799         279,847,484.13              33.44
14.001-15.000............       1,949         271,348,120.29              32.43
15.001-16.000............         880         103,839,943.31              12.41
16.001-17.000............         225          24,174,838.55               2.89
17.001-18.000............          39           3,942,023.61               0.47
18.001-18.450............           3             282,541.24               0.03
                                -----        ---------------             ------
     Total...............       5,787        $836,818,855.00             100.00%
                                =====        ===============             ======

____________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 14.069 % per annum.

     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                            PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                             NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
MINIMUM MORTGAGE RATE (%)  MORTGAGE LOANS    THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
-------------------------  --------------   -----------------   ------------------------
 5.500 -  6.000..........       84           $ 14,132,807.88              1.69%
 6.001 -  7.000..........      819            141,598,014.58             16.92
 7.001 -  8.000..........    1,821            283,329,371.15             33.86
 8.001 -  9.000..........    1,947            270,289,189.73             32.30
 9.001 - 10.000..........      855             99,926,516.31             11.94
10.001 - 11.000..........      221             23,469,313.86              2.80
11.001 - 12.000..........       37              3,791,100.25              0.45
12.001 - 12.450..........        3                282,541.24              0.03
                             -----           ---------------            ------
    Total................    5,787           $836,818,855.00            100.00%
                             =====           ===============            ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 8.052% per annum.



     INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                                 PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                  NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
INITIAL PERIODIC RATE CAP (%)   MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
-----------------------------   --------------   ----------------    ------------------------
2.000........................           1        $     62,100.00              0.01%
3.000........................       5,786         836,756,755.00             99.99
                                    -----        ---------------            ------
        Total................       5,787        $836,818,855.00            100.00%
                                    =====        ===============            ======

__________________
(1)    Relates solely to initial rate adjustments.



   SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)

                                         PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                          NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
PERIODIC RATE CAP (%)   MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
---------------------   --------------   ----------------     ----------------------
1.000................       5,741        $829,660,880.73             99.14%
1.250................           2             243,739.10              0.03
1.500................          43           6,852,135.17              0.82
2.000................           1              62,100.00              0.01
                            -----        ---------------            ------
        Total........       5,787        $836,818,855.00            100.00%
                            =====        ===============            ======

__________________
(1)    Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP II MORTGAGE LOANS STATISTICS

     The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

     Approximately 31.97% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. Approximately 0.73% of the Group II Mortgage Loans had a loan-to-value ratio at origination in excess of 95.00% and the weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 77.83%. There can be no assurance that the loan-to-value ratio of any Mortgage Loan determined at any time after origination is less than or equal to its original loan-to-value ratio. Additionally, the Originator's determination of the value of a Mortgaged Property used in the calculation of the loan-to-value ratios of the Mortgage Loans may differ from the appraised value of such Mortgaged Property or the actual value of such Mortgaged Property. The loan-to-value ratio of any Group II Mortgage Loan that is a second lien Mortgage Loan is calculated based on the aggregate principal balance of such second lien Mortgage Loan and any senior lien mortgage loan.

     Except with respect to approximately 0.20% of the Group II Mortgage Loans, all of the Group II Mortgage Loans have a Due Date of the first day of the month.

     The weighted average remaining term to maturity of the Group II Mortgage Loans is approximately 354 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to July 1, 2002 or after May 1, 2003 or will have a remaining term to maturity of less than 171 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is April 1, 2033.

     The average Principal Balance of the Group II Mortgage Loans at origination was approximately $191,523. The average Principal Balance of the Group II Mortgage Loans as of the Cut-off Date was approximately $191,391. No Group II Mortgage Loan had a Principal Balance as of the Cut-off Date of greater than approximately $975,000 or less than approximately $48,200.

     The Group II Mortgage Loans had Mortgage Rates as of the Cut-off Date of not less than 5.500% per annum and not more than 13.650% per annum and the weighted average Mortgage Rate was approximately 7.870% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 3.000% to 10.350%, Minimum Mortgage Rates ranging from 5.500% per annum to 13.650% per annum and Maximum Mortgage Rates ranging from 11.500% per annum to 19.650% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had a weighted average Gross Margin of approximately 5.115% per annum, a weighted average Minimum Mortgage Rate of approximately 7.891% per annum and a weighted average Maximum Mortgage Rate of approximately 13.909% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in March 2018, and the weighted average next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans following the Cut-off Date is June 2005.

     The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

        CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)

                                            PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                             NUMBER OF      OUTSTANDING AS OF       BALANCE OUTSTANDING
  PRINCIPAL BALANCE ($)   MORTGAGE LOANS    THE CUT-OFF DATE      AS OF THE CUT-OFF DATE
------------------------  --------------    ----------------     ------------------------
 48,200 -  50,000.......         72         $  3,585,804.49              0.85%
 50,001 - 100,000.......        728           54,975,897.33             12.97
100,001 - 150,000.......        445           54,738,867.54             12.91
150,001 - 200,000.......        236           41,119,065.85              9.70
200,001 - 250,000.......        108           24,136,369.64              5.69
250,001 - 300,000.......         70           19,247,421.80              4.54
300,001 - 350,000.......        158           52,626,033.58             12.41
350,001 - 400,000.......        180           67,890,558.48             16.01
400,001 - 450,000.......        102           43,451,756.82             10.25
450,001 - 500,000.......         81           39,050,693.65              9.21
500,001 - 550,000.......          9            4,793,755.12              1.13
550,001 - 600,000.......          6            3,443,244.34              0.81
600,001 - 650,000.......          3            1,870,197.80              0.44
650,001 - 700,000.......          3            2,052,083.73              0.48
700,001 - 750,000.......          7            5,140,416.48              1.21
750,001 - 800,000.......          5            3,884,807.85              0.92
900,001 - 950,000.......          1              949,356.07              0.22
950,001 - 975,000.......          1              975,000.00              0.23
                              -----         ---------------            ------
       Total............      2,215         $423,931,330.57            100.00%
                              =====         ===============            ======

___________________
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $191,391.


                CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)

                                         PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                          NUMBER OF      OUTSTANDING AS OF       BALANCE OUTSTANDING
   CREDIT SCORE         MORTGAGE LOANS   THE CUT-OFF DATE      AS OF THE CUT-OFF DATE
---------------------   --------------   ----------------      ----------------------
Not Available........         28         $  3,778,911.66              0.89%
451-500..............          7            1,204,443.16              0.28
501-550..............        593           96,166,017.99             22.68
551-600..............        612          112,964,708.37             26.65
601-650..............        514          106,759,411.38             25.18
651-700..............        311           71,352,280.50             16.83
701-750..............        120           24,379,101.67              5.75
751-799..............         30            7,326,455.84              1.73
                           -----         ---------------            ------
         Total.......      2,215         $423,931,330.57            100.00%
                           =====         ===============            ======

______________________
(1) The weighted average Credit Score of the Group II Mortgage Loans that had Credit Scores was approximately 605.

                  CREDIT GRADE FOR THE GROUP II MORTGAGE LOANS

                                        PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                          NUMBER OF     OUTSTANDING AS OF       ALANCE OUTSTANDING
      CREDIT GRADE      MORTGAGE LOANS  THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
---------------------   --------------  ----------------    ------------------------
AA+..................        213         $ 41,908,139.45             9.89%
AA...................      1,051          218,659,683.68            51.58
A....................        539          102,128,912.88            24.09
B....................        290           47,406,828.46            11.18
C....................         72            8,414,841.83             1.98
CC...................         50            5,412,924.27             1.28
                           -----         ---------------           ------
    Total............      2,215         $423,931,330.57           100.00%
                           =====         ===============           ======



          ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                          PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                           NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
ORIGINAL TERM (MONTHS)   MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
----------------------   --------------   ----------------     ----------------------
180...................         65         $  6,853,892.60              1.62%
240...................         98            7,486,404.05              1.77
360...................      2,052          409,591,033.92             96.62
                            -----         ---------------            ------
Total.................      2,215         $423,931,330.57            100.00%
                            =====         ===============            ======

____________________
(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 355 months.


          REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)

                                           PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
REMAINING TERM (MONTHS)   MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
-----------------------   --------------   ----------------     ----------------------
171-174................          8         $    409,145.43              0.10%
175-180................         57            6,444,747.17              1.52
229-234................          5              248,139.89              0.06
235-240................         93            7,238,264.16              1.71
349-354................          2              456,866.61              0.11
355-360................      2,050          409,134,167.31             96.51
                             -----         ---------------            ------
   Total...............      2,215         $423,931,330.57            100.00%
                             =====         ===============            ======

(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 354 months.

                  PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS

                                                  PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                   NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
       PROPERTY TYPE             MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
-------------------------------  --------------   ----------------    ------------------------
Single Family Detached.........     1,712         $324,624,065.71             76.57%
PUD Detached...................       178           44,810,335.56             10.57
2-4 Units Detached.............       161           30,815,156.91              7.27
Condo Low-Rise Attached........        82           12,498,455.38              2.95
Manufactured Housing...........        53            5,167,320.82              1.22
Condo High-Rise Attached.......        11            3,120,784.02              0.74
Single Family Attached.........        10            1,565,125.42              0.37
2-4 Units Attached.............         5            1,146,853.81              0.27
PUD Attached...................         3              183,232.94              0.04
                                    -----         ---------------            ------
         Total.................     2,215         $423,931,330.57            100.00%
                                    =====         ===============            ======

____________________
(1)   PUD refers to a home or "unit" in a Planned Unit Development.


               OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)

                                           PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                            NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
   OCCUPANCY STATUS       MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
-----------------------   --------------   ----------------     ----------------------
Primary................     2,018          $391,955,431.34             92.46%
Non-owner..............       165            22,457,147.79              5.30
Second Home............        32             9,518,751.44              2.25
                            -----          ---------------            ------
         Total.........     2,215          $423,931,330.57            100.00%
                            =====          ===============            ======

____________________
(1)    Occupancy as represented by the mortgagor at the time of origination.



                     PURPOSE OF THE GROUP II MORTGAGE LOANS

                                            PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                              NUMBER OF     OUTSTANDING AS OF       BALANCE OUTSTANDING
           PURPOSE          MORTGAGE LOANS  THE CUT-OFF DATE       AS OF THE CUT-OFF DATE
--------------------------  --------------  ----------------     ------------------------
Cash Out Refinance........     1,614        $309,353,431.17                72.97%
Purchase..................       430          83,490,949.65                19.69
Rate/Term Refinance.......       171          31,086,949.75                 7.33
                               -----        ---------------               ------
         Total............     2,215        $ 23,931,330.57               100.00%
                               =====        ===============               ======

          ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)(3)

                                                    PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF        BALANCE OUTSTANDING
ORIGINAL LOAN-TO-VALUE RATIO (%)   MORTGAGE LOANS   THE CUT-OFF DATE       AS OF THE CUT-OFF DATE
--------------------------------   --------------   ----------------     ------------------------
16.78 -  20.00..................          1         $    386,000.00                  0.09%
20.01 -  25.00..................          3              239,414.17                  0.06
25.01 -  30.00..................          3              290,748.44                  0.07
30.01 -  35.00..................          7              552,096.77                  0.13
35.01 -  40.00..................         15            3,114,892.28                  0.73
40.01 -  45.00..................         18            2,652,307.28                  0.63
45.01 -  50.00..................         32            5,637,562.21                  1.33
50.01 -  55.00..................         41            8,203,865.28                  1.94
55.01 -  60.00..................         81           14,809,527.15                  3.49
60.01 -  65.00..................        150           27,144,398.74                  6.40
65.01 -  70.00..................        192           37,428,666.30                  8.83
70.01 -  75.00..................        272           52,600,556.14                 12.41
75.01 -  80.00..................        710          135,331,415.89                 31.92
80.01 -  85.00..................        171           29,194,034.41                  6.89
85.01 -  90.00..................        319           64,729,877.27                 15.27
90.01 -  95.00..................        182           38,507,343.64                  9.08
95.01 - 100.00..................         18            3,108,624.60                  0.73
                                      -----         ---------------                ------
      Total.....................      2,215         $423,931,330.57                100.00%
                                      =====         ===============                ======

__________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 77.83%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation--Underwriting Standards" herein.
(3) References to loan-to- value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES
                   RELATED TO THE GROUP II MORTGAGE LOANS(1)

                                         PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                          NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
     LOCATION           MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
---------------------   --------------   ----------------    ------------------------
Alabama..............         15         $  1,253,533.49              0.30%
Alaska...............          1              146,493.37              0.03
Arizona..............         35            4,729,182.87              1.12
Arkansas.............          1               73,368.80              0.02
California...........        343           93,399,912.27             22.03
Colorado.............         42            7,411,372.79              1.75
Connecticut..........         39            8,221,430.34              1.94
Delaware.............          7              893,521.37              0.21
Florida..............        172           25,151,108.71              5.93
Georgia..............         61           11,099,373.07              2.62
Idaho................          3              492,271.23              0.12
Illinois.............         74           12,549,915.08              2.96
Indiana..............         39            4,666,974.37              1.10
Iowa.................          3              182,963.14              0.04
Kansas...............         12            1,488,159.22              0.35
Kentucky.............         26            2,707,451.08              0.64
Louisiana............         19            2,354,274.85              0.56
Maine................         34            4,326,043.22              1.02
Maryland.............         51           12,577,146.24              2.97
Massachusetts........        142           33,448,722.28              7.89
Michigan.............         98           10,842,511.58              2.56
Minnesota............         21            3,592,476.28              0.85
Mississippi..........          4              269,838.31              0.06
Missouri.............         21            2,342,526.49              0.55
Montana..............          1              123,025.00              0.03
Nebraska.............          2              209,953.95              0.05
Nevada...............         13            2,386,498.14              0.56
New Hampshire........         21            4,206,092.21              0.99
New Jersey...........        125           29,561,161.05              6.97
New Mexico...........          6              588,793.83              0.14
New York.............        215           55,717,533.54             13.14
North Carolina.......         45            6,271,074.73              1.48
Ohio.................         81            8,327,540.98              1.96
Oklahoma.............          4              307,263.15              0.07
Oregon...............         16            4,235,992.23              1.00
Pennsylvania.........         72            9,179,386.18              2.17
Rhode Island.........         33            6,456,636.80              1.52
South Carolina.......         21            2,432,979.79              0.57
Tennessee............         25            2,719,989.45              0.64
Texas................        146           24,058,157.53              5.68
Utah.................          1              324,142.15              0.08
Vermont..............          9            1,131,937.50              0.27
Virginia.............         65           12,468,935.79              2.94
Washington...........         25            5,724,347.76              1.35
West Virginia........          2              145,495.95              0.03
Wisconsin............         22            2,700,547.43              0.64
Wyoming..............          2              433,274.98              0.10
                           -----         ---------------            ------
        Total........      2,215         $423,931,330.57            100.00%
                           =====         ===============            ======

___________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.35% in the 75093 ZIP Code.

                  DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)

                                                    PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                     NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
    DOCUMENTATION LEVEL            MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
---------------------------------  --------------   ----------------     ----------------------
Full Documentation...............     1,281         $230,098,262.67              54.28%
Stated Income Documentation......       908          188,188,633.06              44.39
Lite Documentation...............        18            3,780,940.56               0.89
No Documentation.................         8            1,863,494.28               0.44
                                      -----         ---------------             ------
        Total....................     2,215         $423,931,330.57             100.00%
                                      =====         ===============             ======

____________________
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.


            CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
CURRENT MORTGAGE RATE (%)   MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
-------------------------   --------------   ----------------    ------------------------
 5.500 -  6.000..........       45           $ 12,600,028.01              2.97%
 6.001 -  7.000..........      384            101,455,457.45             23.93
 7.001 -  8.000..........      671            145,089,501.45             34.22
 8.001 -  9.000..........      607            106,455,006.32             25.11
 9.001 - 10.000..........      295             40,350,723.81              9.52
10.001 - 11.000..........      120             10,990,950.77              2.59
11.001 - 12.000..........       57              4,664,738.03              1.10
12.001 - 13.000..........       32              2,125,476.75              0.50
13.001 - 13.650..........        4                199,447.98              0.05
                             -----           ---------------            ------
       Total.............    2,215           $423,931,330.57            100.00%
                             =====           ===============            ======

__________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 7.870% per annum.


         GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
     GROSS MARGIN (%)       MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
--------------------------  --------------   ----------------    ------------------------
 3.000 -  3.000...........         2          $    960,299.37              0.30%
 3.001 -  4.000...........       159            41,539,204.64             13.13
 4.001 -  5.000...........       511           120,570,480.53             38.11
 5.001 -  6.000...........       534           100,154,179.64             31.65
 6.001 -  7.000...........       231            37,716,696.48             11.92
 7.001 -  8.000...........        72             9,497,104.98              3.00
 8.001 -  9.000...........        53             5,201,018.32              1.64
 9.001 - 10.000...........         8               686,901.95              0.22
10.001 - 10.350...........         1                75,703.58              0.02
                               -----          ---------------            ------
       Total..............     1,571          $316,401,589.49            100.00%
                               =====          ===============            ======

__________________


(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 5.115% per annum.

        NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                               PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                                NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
   NEXT ADJUSTMENT DATE       MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
---------------------------   --------------   ----------------     ----------------------
August 1, 2003.............          2         $    372,628.14              0.12%
September 1, 2004..........          1              335,886.17              0.11
October 1, 2004............          2              302,033.54              0.10
November 1, 2004...........          4              786,811.02              0.25
December 1, 2004...........          4              893,088.48              0.28
January 1, 2005............        129           30,621,641.11              9.68
January 3, 2005............          1               87,339.55              0.03
February 1, 2005...........        843          180,982,330.37             57.20
February 10, 2005..........          1              360,000.00              0.11
March 1, 2005..............        391           73,149,070.00             23.12
April 1, 2005..............          1               93,750.00              0.03
December 1, 2005...........          2              168,863.89              0.05
January 1, 2006............         16            2,003,406.76              0.63
February 1, 2006...........         86           13,500,992.82              4.27
March 1, 2006..............         53            7,640,856.19              2.41
November 1, 2017...........          1               49,959.88              0.02
January 1, 2018............          1               49,929.89              0.02
February 1, 2018...........         18            2,012,911.68              0.64
March 1, 2018..............         15            2,990,090.00              0.95
                                 -----         ---------------            ------
        Total..............      1,571         $316,401,589.49            100.00%
                                 =====         ===============            ======

__________________

(1) The weighted average time until the next Adjustment for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date is approximately 27 months.


      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF       BALANCE OUTSTANDING
MAXIMUM MORTGAGE RATE (%)   MORTGAGE LOANS   THE CUT-OFF DATE      AS OF THE CUT-OFF DATE
-------------------------   --------------   ----------------     ------------------------
11.500 -12.000...........        39          $ 10,989,367.44                 3.47%
12.001 -13.000...........       232            64,373,908.18                20.35
13.001 -14.000...........       489           108,839,440.78                34.40
14.001 -15.000...........       479            87,366,649.18                27.61
15.001 -16.000...........       233            35,159,604.08                11.11
16.001 -17.000...........        63             6,244,308.19                 1.97
17.001 -18.000...........        27             2,644,874.39                 0.84
18.001 -19.000...........         8               733,477.37                 0.23
19.001 -19.650...........         1                49,959.88                 0.02
                              -----          ---------------               ------
       Total.............     1,571          $316,401,589.49               100.00%
                              =====          ===============               ======

____________________

(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 13.909% per annum.

     MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                             PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                              NUMBER OF      OUTSTANDING AS OF       BALANCE OUTSTANDING
MINIMUM MORTGAGE RATE (%)   MORTGAGE LOANS   THE CUT-OFF DATE      AS OF THE CUT-OFF DATE
-------------------------   --------------   ----------------      ----------------------
 5.500 -  6.000..........         39         $ 10,989,367.44              3.47%
 6.001 -  7.000..........        233           64,698,572.44             20.45
 7.001 -  8.000..........        497          111,282,841.58             35.17
 8.001 -  9.000..........        483           87,111,243.29             27.53
 9.001 - 10.000..........        221           32,921,651.11             10.41
10.001 - 11.000..........         62            5,969,601.99              1.89
11.001 - 12.000..........         27            2,644,874.39              0.84
12.001 - 13.000..........          8              733,477.37              0.23
13.001 - 13.650..........          1               49,959.88              0.02
                               -----         ---------------            ------
    Total................      1,571         $316,401,589.49            100.00%
                               =====         ===============            ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 7.891% per annum.



      INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                                 PRINCIPAL BALANCE    % OF AGGREGATE PRINCIPAL
                                  NUMBER OF      OUTSTANDING AS OF       BALANCE OUTSTANDING
INITIAL PERIODIC RATE CAP (%)   MORTGAGE LOANS   THE CUT-OFF DATE       AS OF THE CUT-OFF DATE
-----------------------------   --------------   ----------------       ----------------------
1.000........................         2          $    372,628.14                 0.12%
3.000........................     1,569           316,028,961.35                99.88
                                  -----          ---------------               ------
        Total................     1,571          $316,401,589.49               100.00%

__________________
(1)    Relates solely to initial rate adjustments.



 SUBSEQUENT PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)

                                         PRINCIPAL BALANCE   % OF AGGREGATE PRINCIPAL
                          NUMBER OF      OUTSTANDING AS OF      BALANCE OUTSTANDING
PERIODIC RATE CAP (%)   MORTGAGE LOANS   THE CUT-OFF DATE     AS OF THE CUT-OFF DATE
---------------------   --------------   ----------------     ----------------------
1.000................      1,552         $311,839,855.66             98.56%
1.250................          1              251,778.75              0.08
1.500................         18            4,309,955.08              1.36
                           -----         ---------------            ------
        Total........      1,571         $316,401,589.49            100.00%
                           =====         ===============            ======

__________________
(1)    Relates to all rate adjustments subsequent to initial rate adjustments.